UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2019

Natural Grocers by Vitamin Cottage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35608	45-5034161
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12612 West Alameda Parkway

Lakewood, Colorado 80228

(Address of principal executive offices) (Zip Code)

(303) 986-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	NGVC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On November 13, 2019, Vitamin Cottage Natural Food Markets, Inc. (the “Operating Company”), a wholly owned subsidiary of Natural Grocers by Vitamin Cottage, Inc. (the “Company”), entered into the third amendment (the “Third Amendment”) to its credit agreement (the “Credit Facility”).

Pursuant to the Third Amendment: (i) the maturity date of the Credit Facility was extended to November 13, 2024; (ii) the Operating Company may pay cash dividends to the Company in an amount sufficient to allow the Company to repurchase shares of its common stock, par value $0.001 per share (“Company Common Stock”), and pay dividends on Company Common Stock, in an aggregate amount not to exceed $10.0 million during any fiscal year; and (iii) certain other modifications were made to the Credit Facility.

Item 2.02     Results of Operations and Financial Condition.

On November 14, 2019, the Company issued a press release announcing results for its fourth quarter and fiscal year ended September 30, 2019. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Additionally, the information contained in this Item 2.02 or Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01     Regulation FD Disclosure.

On November 14, 2019, the Company announced that its Board of Directors has approved the initiation of a quarterly cash dividend per share of Company Common Stock. The initial quarterly cash dividend of $0.07 per share of Company Common Stock will be paid on December 17, 2019 to stockholders of record as of the close of business on December 2, 2019.

The initial cash dividend is described in the Company's press release furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Additionally, the information contained in this Item 7.01 shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press release of Natural Grocers by Vitamin Cottage, Inc. dated November 14, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2019

Natural Grocers by Vitamin Cottage, Inc.

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Co-President

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